Exhibit 99.2

Add photo here Business Plan Presentation July 27, 2020

Today’s Presenters Mr. Lathi was elected to the Tailored Brands Board of Directors in March 2016, was appointed Non-Executive Chairman in March 2017 and served as Executive Chairman from October 1, 2018 through March 27, 2019. Mr. Lathi is also a member of the Board of Directors of Five Below, Inc. and was the Chief Executive Officer of One Kings Lane, Inc. from April 2014 until June 2016. Previously, Mr. Lathi spent seven years in various senior executive roles at eBay, Inc. and eight years in investment banking and private equity. Mr. Lathi earned his BS Materials Science and Engineering from the Massachusetts Institute of Technology and his MBA from the Harvard Business School. Ms. Ask oversees all marketing, merchandising, planning and allocation, and e-commerce for Men’s Wearhouse, Jos. A. Bank and Moores. Ms. Ask joined Tailored Brands in October 2018 as Brand President, Men’s Wearhouse and Moores, and was promoted to Chief Customer Officer in December 2019. Previously, she was President, Global Retail at Levi Strauss & Company, where she oversaw more than 2,900 retail stores in 30 countries. Ms. Ask has held senior leadership positions at Nike, Petco, and Target, and begin her retail career at McKinsey & Company. She is a graduate of the United States Naval Academy and earned her MBA from Northwestern University. Mr. Calandra joined the Company in January 2017 as Executive Vice President, Chief Financial Officer and Treasurer. Previously, Mr. Calandra was Senior Vice President, Corporate Finance and Investor Relations at Gap, Inc. During his time at Gap, Inc., Mr. Calandra was CFO of Banana Republic, CFO of Gap Direct and CFO of Gap International. Prior to joining Gap, Inc., Mr. Calandra served 11 years at Unilever's North America Division where he held progressively senior accounting and financial leadership roles. Mr. Calandra earned a Bachelors in Business Administration from the College of William & Mary and an MBA from Columbia Business School. 2 JACK CALANDRA EVP, Chief Financial Officer and Treasurer CARRIE ASK EVP, Chief Customer Officer DINESH LATHI President and Chief Executive Officer

Why Are We Here Established in 1973, Tailored Brands (“TB” or the “Company”) is a leading omni-channel specialty retailer of menswear generating 2019 revenue of $2.9B through 1,450 stores in the USA and Canada with over 8.9MM customers ▪ While the Company enjoys high market share and awareness in its categories, and generated over $240MM of EBITDA in FY19, the Company’s existing capital structure is untenable as a result of: ▪ A highly-leveraged $1.8B acquisition of Jos. A. Bank in 2014 Historical strategic misalignment on assortment, pricing, rental, stores and e-commerce Temporary business disruption created by COVID-19 ▪ ▪ ▪ New leadership had begun reversing negative trends and remains optimistic about, and committed to, the long-term value potential for the business based on: ▪ Strategic advantages including broad selection of exclusive products and brands, service, convenience, and ability to deliver strong value Early success from transformation initiatives that were showing strong results A robust pipeline of value creating investments and restructuring initiatives ▪ ▪ ▪ Tailored Brands looks forward to engaging with creditors to explore the creation of a long-term value-maximizing capital structure ▪ 3

Table of Contents 01 Company Overview 02 Historical Business Headwinds 03 Post-COVID Opportunity 04 Historical and Projected Financials 4

Company Overview TAILORED BRANDS 5

OUR PURPOSE Our Purpose We are the TRUSTED PARTNER for menswear customers seeking the CONFIDENCE that comes with knowing they LOOK THEIR BEST for MOMENTS THAT MATTER 6

Brand Banners

	M|W	JoS.A.BANK	K&G Fashion Superstore	Moores Clothing for Men
Target Customer	▪ 25-55 years old ▪ Wants style advice and help in pulling a look together ▪ Classic to slim fits in suiting, sportswear, and tuxedos ▪ Skews to national brands	▪ Upscale, classic professional ▪ Seeking quality at reasonable price ▪ Classic styling with a broad suit, sportswear, and tuxedo offering	▪ Value-oriented super store approach ▪ Targeting price sensitive customer ▪ Quality, current-season up to 60% off	▪ Serves Canada ▪ Similar target as Men's Wearhouse ▪ Tuxedo and suit rental broadens customer base
Brand Type	▪ Portfolio of Brands	▪ Single (Owned) Brand	▪ Designer Discount	▪ Portfolio of Brands
FY'19 Financials	▪ Sales: $1,656MM (57% of total) ▪ EBITDA: $311MM	▪ Sales: $706MM (25% of total) ▪ EBITDA: $45MM	▪ Sales: $318MM (11% of total) ▪ EBITDA: $27MM	▪ Sales: $201MM (7% of total) ▪ EBITDA: $34MM
Typical Site Location	▪ Regional strip and specialty retail shopping centers ▪ E-commerce	▪ Specialty retail centers ▪ E-commerce ▪ Nationwide catalog	▪ "Destination" stores ▪ Second generation strip shopping centers close to major highways	▪ Regional strip and specialty retail shopping centers
# of Stores as of 2/1/20	▪ 716 Men's Wearhouse ▪ 44 Men's Wearhouse & Tux ▪ 1 Joseph Abboud store	▪ 474	▪ 89	▪ 126

7

The Men's Wearhouse and Jos. A Bank Customer


Who is the customer?

SUBTLE DIFFERENCES IN THE DEMOGRAPHIC PROFILES

	TMW	JAB
Age	Skews Millennial, Gen X	Skews Gen X
Avg Income	$75-100K	$100K+
Education	Some College / College	College / Grad School
Geography	Urban	Suburban


How does he shop?

MORE PRONOUNCED DIFFERENCES IN SHOPPING BEHAVIOR

	TMW	JAB
Reason for Shopping	Personal, non-work occasions	Everyday work wear
Personal Style	Modern to Traditional	Classic/Timeless
Sartorial Confidence	Lower	Higher
Priorities	Style and Value	Quality
Confidence	Needs Assistance	Self-Directed

8

His Wants and Needs Selection He wants a curated offering and visual inspiration with enough options so he can find his preferred fit, style, and look. He doesn’t want an excessive number of choices. Convenience He’s busy, doesn’t enjoy shopping for clothes, and wants to get in and out with minimal friction. He needs conveniently located stores, easy e-commerce and integrated omnichannel solutions. Service Whether it’s business casual for an important meeting or looking great for a big event, casualization trends are complicating pulling together the right look. He wants and needs help getting it right. Value He takes pride in being smart with his money. He wants to look great and feel great about what he got and how much it cost. 9

Revenue Mix by Channel and Business Model



Men's Wearhouse
FY19 Revenue ($MM)
1800
1600
1400
1200
1000
800
600
400
200
0
978
178
64
349
87
1656
Retail
Rental
Alterations & Other
Total
Jos. A. Bank
FY19 Revenue ($MM)
800
700
600
500
400
300
200
100
0
451
78
112
21
44
706
Retail
Rental
Alterations & Other
Total
Moores
FY19 Revenue ($MM)
250
200
150
100
50
0
159
20
14
9
201
Retail
Rental
Alterations & Other
Total
K&G
FY19 Revenue ($MM)
350
300
250
200
150
100
50
0
300
18
318
Retail
Alterations & Other
Total
Stores
Custom
Ecom

10

Assortment Mix FY19 Revenue By Product Type Men’s Wearhouse 3% Jos. A Bank 3% 12% 12% 41% 53% 32% 44% Suits incudes suits and neckwear Polished Casual includes sport coats, pants (casual, dress, and denim), dress shirts, and sportswear Formal includes tuxedoes, dinner jackets, and tuxedo pants 11

Exclusive Products

OUR EXCLUSIVE OFFERING

Proprietary products provide a **greater value proposition** for our customers

Products are **more difficult to price compare** (e.g., against Macy's, Amazon)

Men, as opposed to women, are more oriented on **Fit, Function, Style and Value** vs brand names in our categories

GOOD-BETTER-BEST MODEL

	MEN'S WEARHOUSE	JOS.A.BANK
BEST	JOSEPH ABBOUD >$700	RESERVE >$500
BETTER	JOE $300 – 700	TRAVELER $300 – 500
GOOD	PRONTO UOMO <$300	1905 <$300

PROPRIETARY PRODUCT BREAKDOWN

MEN'S WEARHOUSE



3rd Party Brands
30%
70%
House Brands

Over $1.1 Billion of Men's Wearhouse Sales Reflect House Brands

JOS.A.BANK



3rd Party Brands
2%
98%
House Brands

Over $700 Million of Jos. A. Bank Sales Reflect House Brands

12

Sourcing • The Company utilizes a highly diverse sourcing platform that procures products from across the globe which minimizes exposure to single country geopolitical risk •In response to tariff actions, the Company’s sourcing team actively diverted production out of China and as a result China is now less than 20% by dollar volume which is down from as high 33% in 2017 Product categories such as suit separates, shirts, sportswear, jackets, suits and bottoms are all sourced from a minimum of five separate countries The New Bedford, MA facility is owned and operate by Tailored Brands and is one of the last remaining manufacturers of men’s tailored clothes in the US •Facility provides flexibility to experiment with garments, manufacture short runs and deliver garments to customers usually 7 days faster than overseas suppliers • •

Corporate Locations Nationwide distribution footprint provides competitive advantages for 1) garment on hanger products not easily shipped via parcel carriers and 2) reverse logistics critical to the rental business. Hub Hub DC Office Hub NTS Hub DC DC (Tux Only) (Tux Only)Office Hub Factory Hub Hub Hub DC DC Hub Hub DC NTS Hub NTS NTS Hub Hub Hub NTS Hub Office Hub NTS Hub DC (Tux only) NTS Office NTS DC (Tux Only) Hub Hub Hub Hub Hub Hub DC Office Building Type NTS Data Center Hub DC DC Hub NTS DC DC (Tux Only) Data Center Office Factory Hub 14

Employees Full Time Part Time 15,824 2,296 Employees (19,489) 297 300 235 205 200 176 152 100 0 1 1 2 1) FT/PT Breakout: Stores (10,365 / 5,459), DC and Factory (2,255 / 41) 2) Other Admin includes Legal, Strategy and Executive 15 9992 5459 5,595 13,894

Progressive Management Team Dinesh Lathi Chief Executive Officer and President 2019* EVP, Chief Customer Officer, Men’s Wearhouse, Jos. A. Bank, and Moores Carrie Ask 2018 Jamie Bragg EVP, Chief Supply Chain Officer 1991 EVP, Chief Financial Officer and Treasurer Jack Calandra 2017 Richard Hansen EVP, Strategy and Analytics 2018 Mark Neutze EVP, Store Operations 1995 EVP, General Counsel Chief Compliance Officer and Corporate Secretary A. Alexander Rhodes 2015 Steve Ricci Brand President, K&G 1999 Boris Sherman EVP, Chief Technology Officer 2017 Shane Smith Chief Human Resources Officer 2020 16 * Served on Board of Directors since March 2016. Name Position Joined TLRD Prior Experience

Historical Business Headwinds TAILORED BRANDS 17

Historical Business Headwinds A combination of 1) a rapidly changing consumer landscape, 2) an acquisition which created distraction, 3) strategic missteps prior to 2019, and 4) COVID-19, resulted in the need—and current leadership’s efforts—to transform the business and the balance sheet. 1. Company fell out of step with major shifts in consumer behavior… • • • Shift to digital shopping and media consumption Casualization of men’s apparel for work and special occasions Major behavioral differences in millennials vs. prior generations 2. …as the Company was distracted with an acquisition and the burden of a highly leveraged balance sheet… • • • Aug 2013 – Jun 2014 highly contentious M&A discussions between the two companies Jun 2014, TMW acquires JAB for $1.8B financed entirely with debt Transaction contemplated a 10x multiple of forward EBITDA; implied multiple much higher based on actual performance 3. …which contributed to a series of strategic missteps prior to 2019... • Revenue and growth opportunities were missed due to overly narrow assortment architecture focused on limited range across style and price points, as well as under-investment in casual offerings Multi-year price increases led to prices well above competition for comparable product, leading to declines in customer count, store traffic, and unit sales E-commerce in double-digit decline due to underinvestment and use as liquidation channel, when customers were shifting to digital and most companies experiencing double-digit growth • • 4. …and while the new leadership team’s initial efforts were bearing fruit, the business disruption created by COVID-19 required immediate and extraordinary actions • • • Closure of the entire store fleet on March 17, 2020 Revolver draws totaling $310MM through March 31, 2020 Cash conservation including furloughs, pay cuts, marketing cuts, rent deferrals 18

Changing Consumer Landscape—Digital MACRO TREND: Growth in Internet Retail Remains Strong MACRO TREND: The consumer purchase path has blurred the physical and digital shopping experience US Online Apparel Penetration 30% I prefer shopping at online retailers that also have physical stores 25% I shop online when I can’t find what I want in the store 20% I go online first when shopping for something 15% 10% 5% 56% 70% 65% 0% 2016 2017 2018 2019 Post-COVID …of Shoppers are aware of BOPIS …of those who are aware of BOPIS tried it …of those who tried BOPIS say it improved their experience Source: (1) Mintel, May 2018; (2) National Retail Federation Consumer Views, Winter 2019 Base: 1,964 internet users aged 18+ who have shopped online in the last 12 months 19 Source: U.S. Census Bureau and Wells Fargo Securities, LLC estimates 32% 36% 66%

Changing Consumer Landscape—Casualization The rise of athleisure and growing concerns for health and wellness are changing corporate dress codes. Additionally, sports-inspired clothing and footwear are suitable for more occasions, including work. Casualization trends have also taken hold in wedding attire as there’s been a 5pt shift from formal and into casual over the last decade. 20 Source: Men’s Clothing, US Report, April 2018, Mintel; The Rise of Casualwear in the Workplace, analyst insight article, May 24, 2019, Euromonitor International; company websites Wedding Style 2007 2017 Formal/Black Tie 20% 16% Semi-Formal 66% 65% Casual 12% 17%

Changing Consumer Landscape—Millennial Influence

Millennial and Gen Z consumers are more socially- and environmentally-minded and demand corporations take active stances on social issues. More than a third of young adults purchased clothing specifically because they supported a brand's social position.


Sustainable Style & You
SUSTAINABLY SOURCED
RESPONSIBLY MANUFACTURED
GIVES BACK


Made From Eucalyptus Fibers
allbirds
SHOP THE SHOES


LOOK GOOD.
DO GOOD.
SPERRY

Macro Trend: The shift to wanting to own less, paired with the sustainability trend, is creating new rental and resale business models. The US apparel rental market is already ~$1B and expected to grow 20% CAGR over the next five years.

Rental Subscription Services	
2009	2019
1	14


SCOTCH&SODA


Change Your Clothes

BI Business Insider

Lord & Taylor acquired by Le Tote, clothing rental company

Le Tote, a San Francisco-based clothing subscription clothing service, has acquired Lord & Taylor in a $75 million deal with the luxury retailer's ...

4 days ago



Source: (1) Forbes magazine, June 2019; (2) GlobalData estimate, Jefferies analyst report, August 2019

21

Jos. A. Bank Acquisition J O S . A . BA N K H I STO R I C A L E B I T DA ($M M ) $200 160 120 $107 80 $69 40 $17 $13 $13 $8 0 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 22 (1) Based on $1.8bn purchase price in June 2014. $188 Represents Segment Contribution $77 $167 $159 $140 $133 $116 $101 $89 $75 $53 $56 $45 $39 $29 $26 • The contentious nature of the Jos. A. Bank acquisition was a distraction during the deal process • Lacking a compelling strategic rationale, integration synergies proved elusive • Debt burden contributed to lack of investment in emerging retail disciplines (eg; data science, e-commerce) Acquisition of Jos. A. Bank Closed in June 2014 Purchase Price$1.8bn ($65/share) Impl. TEV/2013 EBITDA13.7x(1) Impl. TEV/2016 EBITDA63.0x(1) $1.1 billion Term Loan Funding$600 million Senior Notes $100 million ABL draw

Managing through COVID-19 Disruption On March 11, 2020, the World Health Organization classified the coronavirus outbreak as a pandemic. As traffic rapidly declined in response to news of the pandemic and various state and local governments issued stay-at-home orders, the Company took dramatic actions to protect the health and safety of its employees and customers, and preserve liquidity: • • • • • • • • Temporary closure of all retail, distribution and office locations on March 17,2020* Requested deferral of April and May rent payments ~97% of employees furloughed Executive and Board of Directors pay cuts Marketing spend drastically reduced Vendor terms extended 90 days beyond original terms Pursuit of government programs (eg; CARES) Revolver draws totaling $310MM 23 * E-commerce fulfillment centers were reopened on March 30, 2020, after being closed for 13 days

Store Performance On Re-opening

STORE PERFORMANCE ON RE-OPENING

- Re-opened store performance is recovering weekly on track to meet our FY20 forecast
- Stores opened in latter phases had a faster recovery and are performing in line with stores opened earlier (i.e. store performance has been dependent on **when** it opened, **not how long** it had been open)

		Y/Y%									
		MayW1	MayW2	MayW3	MayW4	JunW1	JunW2-W3	JunW4	JunW5	JulW1	JulW2
TMW	MayW1	-94.3%	-80.3%	-71.0%	-69.2%	-68.8%	-50.7%	-63.7%	-68.7%	-56.7%	-59.3%
	MayW2		-95.0%	-76.3%	-63.9%	-59.5%	-62.1%	-60.1%	-62.6%	-55.2%	-60.4%
	MayW3			-93.3%	-68.4%	-65.6%	-56.7%	-53.5%	-50.0%	-50.2%	-52.2%
	MayW4				-92.3%	-63.7%	-57.6%	-44.0%	-42.7%	-40.0%	-44.0%
	JunW1					-90.2%	-53.5%	-42.9%	-43.7%	-38.4%	-42.8%
	JunW2						-72.6%	-52.0%	-52.3%	-50.8%	-48.9%
	JunW3						-96.1%	-62.5%	-53.5%	-52.5%	-51.5%
	JunW4							-93.4%	-65.0%	-57.9%	-61.4%
	JunW5								-90.8%	-75.1%	-66.1%
	JulW1									-91.8%	-61.1%
	JulW2										-90.9%
JAB	MayW1	-92.3%	-76.8%	-78.5%	-72.6%	-83.2%	-72.2%	-62.1%	-76.5%	-59.6%	-71.4%
	MayW2		-91.7%	-80.8%	-71.9%	-80.2%	-70.0%	-57.8%	-69.4%	-68.9%	-79.9%
	MayW3			-92.9%	-70.5%	-77.9%	-62.1%	-52.0%	-62.3%	-47.7%	-62.7%
	MayW4				-91.0%	-75.7%	-60.5%	-35.7%	-53.7%	-44.9%	-52.1%
	JunW1					-92.0%	-60.7%	-44.5%	-55.5%	-41.1%	-49.0%
	JunW2						-76.1%	-53.8%	-61.3%	-46.7%	-54.8%
	JunW3						-95.9%	-65.5%	-63.3%	-52.1%	-59.1%
	JunW4							-92.2%	-69.0%	-59.7%	-63.9%
	JunW5								-91.3%	-75.4%	-75.5%
	JulW1									-92.8%	-68.5%
	JulW2										-73.9%
K&G	MayW1	-82.2%	-76.2%	-70.8%	-50.7%	-49.5%	-35.7%	-34.2%	-48.1%	-37.3%	-47.3%
	MayW2		-73.0%	-65.2%	-44.7%	-44.5%	-26.4%	-35.6%	-57.1%	-46.6%	-47.5%
	MayW3			-62.1%	-27.3%	-34.0%	-18.4%	-20.8%	-35.3%	-27.3%	-30.4%
	MayW4				-62.8%	-26.1%	-9.6%	-13.3%	-33.9%	-26.7%	-35.6%
	JunW1					-53.1%	-14.0%	-20.7%	-36.7%	-34.4%	-40.0%
	JunW2						-8.7%	3.5%	-15.8%	-13.6%	-20.0%
	JunW3						-66.8%	0.4%	-22.8%	-10.9%	-27.8%
	JunW4							-53.3%	-25.4%	-34.9%	-39.8%
	JunW5								-46.8%	-21.0%	-30.0%
	JulW1										
	JulW2										
MSP	MayW3			-92.5%	-76.0%	-73.1%	-58.7%	-55.7%	-65.0%	-57.8%	-54.3%
	MayW4				-93.7%	-84.7%	-79.0%	-76.5%	-72.9%	-68.3%	-71.2%
	JunW1					-81.9%	-70.8%	-67.5%	-61.3%	-60.8%	-51.1%
	JunW2						-75.1%	-64.3%	-62.6%	-60.4%	-65.4%
	JunW3						-92.8%	-66.9%	-53.6%	-50.4%	-57.6%
	JunW4										
	JunW5										
	JulW1									-74.4%	-74.0%
	JulW2										

= Y/Y% weeks in which stores were not open a full 7 days

= Period includes stores open both full and partial weeks

Note: Store performance reflects clothing sales

24

Post-COVID Opportunity TAILORED BRANDS 25

The Post-COVID Opportunity The Tailored Brands leadership team continues to be highly optimistic about the opportunity to unlock significant near-term value 02 03 • • • Assortment and pricing optimization E-commerce acceleration and innovation Corporate holdings rationalization Store fleet rationalization Incremental investment in rental Expense rationalization in stores, marketing and corporate Monetizing owned real estate • • • • 26 …and additional opportunities have been developed …early initiatives were yielding positive results… 01 • Leading brand awareness and category market share • A highly skilled salesforce that drives loyalty and economics • Store locations and traffic patterns that provide employee and customer safety Building on a base of strategic advantages…

Strategic Advantages – Awareness, Share and Service The Company’s transformation is being executed upon a strong foundation of significant brand awareness, market share and service advantages: • Awareness • TMW aided awareness highest of competitive set* and JAB enjoys higher awareness than Banana Republic, J Crew and Brooks Brothers TWM unaided awareness in suits is nearly double the next closest competitor (Macy’s) and JAB ahead of Nordstroms TMW unaided awareness in casual equal to Macy’s and ahead of all others. JAB ahead of Banana Republic, J Crew and Brooks Brothers • • • Market Share • Market leading awareness has translated into market leading share in rental and suits, and a strong position in sport coats, dress pants and dress shirts and the opportunity to capture incremental share across all segments from players who are not exclusively focused on the unique shopping needs of men • Service • Highly trained and experienced wardrobe consultants drive market leading CSAT scores as well as incremental dollar attach rates to core product sales of approximately 40% *Competitive set includes Macy’s, JCPenney, Kohls, Nordstrom, Banana Republic, J Crew and Brooks Brothers 27

Strategic Advantages – Business Model Compared to many department store and specialty retailers, Tailored Brands is well positioned with customers seeking lower traffic density shopping locations and stores as a result of health and safety concerns in the COVID environment. • Pre-Covid, >90% of the fleet was four wall positive contribution demonstrating ability to deliver financial performance with lower traffic due to high AOV of $2171 • In store service model and tailored category allow for better ratio of tried-on garments to purchased garments • Off mall locations insulate us from mall traffic declines associated with customers looking to avoid crowded spaces: 28 1) Weighted average for TMW / JAB 75% of stores located in malls 85% of stores located in strip or power centers

The Post-COVID Opportunity The Tailored Brands leadership team continues to be highly optimistic about the opportunity to unlock significant near-term value 01 03 • • • Leading brand awareness and category market share A highly skilled salesforce that drives loyalty and economics Store locations and traffic patterns that provide employee and customer safety Store fleet rationalization Incremental investment in rental Expense rationalization in stores, marketing and corporate Monetizing owned real estate • • • • 29 …and additional opportunities have been developed Building on a base of strategic advantages… 02 • Assortment and pricing optimization • E-commerce acceleration and innovation • Corporate holdings rationalization …early initiatives were yielding positive results…

Assortment and Pricing Actions Leveraging the results of it’s first ever quantitatively rigorous analysis assortment and pricing in early 2019, the Company began to address of competitive and customer gaps in assortment and pricing. • • Acceleration in suits and polished casual categories Assortment • • • • SKU rationalization Broader price point range Product innovation Polished casual category expansion • February 2020 (Pre-COVID) revenue comps: • Pricing and Promotions +2.8% • • • Competitive benchmarking Price vs. promotion elasticity Promotional handle diversification +1.4% +5.7% +1.5% 30 …Driving Results Actions….

E-commerce FY19 Test and Scale Overview: TMW E-commerce War Room • Personalization • Check out 300+ Queued Tests 112 Tests Launched 57 Successful Tests 32 Scaled 31 Focus areas:•Site merchandising and layout •Product badging •Add to cart FY19 TMW E-com Sales % vs LY Q1-21% Q2 Q345% Q429% -5%

Progress to Date—TMW Transformation

Customer Count % vs LY



(6%)
(5%)
(3%)
3%
3%
1.8%
0.9%
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Jan'20
Feb'20

Store Traffic % vs LY



(9%)
(8%)
(5%)
(3%)
(2%)
(1.6%)
1.0%
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Jan'20
Feb'20

Clothing Units % vs LY



(9%)
(6%)
(4%)
9%
1%
2.2%
11.4%
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Jan'20
Feb'20

Clothing Revenue % vs LY



(4%)
(4%)
(5%)
(3%)
(3%)
0.4%
1.3%
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Jan'20
Feb'20

Key Highlights

- **Launched TMW Transformation in Q4 FY18, with major focus on:**
  - Assortment and Inventory
  - Pricing and Promotions
  - Ecommerce
  - Marketing
- **Immediate, measurable consumer response**
- **Applied rigorous analytics and "test, refine, and scale" approach**
- **Successfully reversed multi-year negative trends:**
  - Customer count
  - Store traffic
  - Clothing units
  - Revenue comps
- **Selling margin recovery launched post visibility into price elasticity**
- **Jos. A. Bank and Moores included in transformation in FY20**

32

Corporate Holdings Rationalization Current leadership has been strategically divesting non-core and monetizable assets to focus on its core business of selling branded consumer apparel for work and special occasions Chain of retail dry cleaning stores sold for $18MM in March 2018 Corporate apparel business sold for $62MM in August 2019 Sold the Joseph Abboud trademarks for $115MM in March 2020. Retained exclusive distribution rights for US and Canada for 5 years 33

The Post-COVID Opportunity The Tailored Brands leadership team continues to be highly optimistic about the opportunity to unlock significant near-term value 01 02 • • Leading brand awareness and category market share A highly skilled salesforce that drives loyalty and economics Store locations and traffic patterns that provide employee and customer safety Assortment and pricing optimization E-commerce acceleration and innovation Corporate holdings rationalization • • • • 34 …early initiatives were yielding positive results… Building on a base of strategic advantages… 03 • Store fleet rationalization • Incremental investment in rental • Expense rationalization in stores, marketing and corporate • Monetizing owned real estate …and additional opportunities have been developed

Additional Opportunities Building on early successes in assortment, pricing, e-commerce and portfolio divestitures, the Company is positioned to drive further value through store fleet rationalization and rental investments • Rigorous fleet rationalization methodology: • • • EVA calculated for every store in the fleet Established EVA threshold to account for store revitalization Decision framework grounded in EVA with allowances for marketing, recency of capital investment, sales transfer and market/site attractiveness • Fleet rationalization improves overall profitability, reduces inventory requirements and increases resilience to tough economic cycles Rationalized fleet will still provide 50 state coverage and place a TLRD banner within 10 miles of 70% of the US and Canadian population • • Customer acquisition and conversion gains through: • • • Assortment refresh and price/bundle optimization Enhancements to website and omnichannel experiences Improved targeting and personalization • • CPA efficiencies through new and optimized lead generation sources Leverage distribution and garment repair and cleaning assets capabilities and assets for potential entry into adjacent markets such as subscriptions and services for DTC businesses 35 Rental Investments Store Fleet Rationalization

Historical and Projected Financials TAILORED BRANDS 36

Financial Projections Assumptions ▪ De-fleeting to happen over time achieved by early FY21 ▪ FY21 onwards: 3.5% of sales (in-line with historical levels and industry standards) 37 Key Assumptions Store count ▪1,450 stores at the beginning of FY20, 28 stores have been closed between Feb and Jun ’20 Revenue ▪Sales forecast captures actual store performance on re-opening post COVID and industry outlook for the next 3-5 years - FY20: Retail-negative 45-50% store comp, Rental-negative 58-60% store comp - FY21: Retail-negative 9-12% store comp - FY22 onwards: +2% store comp across all segments, +15% e-commerce comp Selling Margins ▪Margins are expected to be depressed from FY19 levels due to pricing pressure, casualization trends and higher channel mix shift towards e-commerce - FY20: 2-4% ppts decrease from FY19 - FY21 onwards: flat to FY20 by channel Occupancy ▪Includes rent deferrals and reduced rent expense Advertising ▪Focus on digital platforms reduces spend to 4.9% of sales throughout the forecast period SG&A ▪Management driven SG&A initiatives are likely to result in ~$80-90MM of expense reductions, to be Capex ▪FY20: 2.5% of sales, as response to defer discretionary spend due to COVID-19

Business Plan Summary REVENUE1 OPERATING PROFIT2 AND % MARGIN 6% 6% 5% 5% 5% $143 $2,881 $2,654 $163 $149 $2,560 $136 $121 $2,473 $2,407 2021 27%) 2022 2023 2024 ($380) 2019 2020 2021 2022 2023 2024 EBITDA2 AND % MARGIN UNLEVERED FREE CASH FLOW3 9% $241 9% 9% $226 8% $240 8% $214 $199 $152 $148 $137 $127 $114 2021 2022 2023 2024 2021 2022 2023 2024 ($292) ($326) 1) 2) 3) Revenue includes other sales Operating profit and EBITDA exclude one-time items Unlevered Free cash flow is EBITDA – Capex 38 $ in millions $ in millions $ in millions $ in millions 2019 2020 (21%) 2019 2020 2019 2020 ( $1,383

Revenue Overview Total revenue for FY20 is forecasted at $1.4B and FY21 at $2.4B. (16%) $2,881 2019 Reported 2020 2021 KNG MSP JAB TMW 39 1) Total sales includes other sales $ in millions Reve n ue by C ategor y ▪ Clothing sales as a percent of total sales are relatively steady over the 3 years – 81.2% (FY19), 83.8% (FY20) and 81.2% (FY21) ▪ FY20 shows a large sales decline of (52%) across two major drivers: – Sales decline through COVID – Closed stores on March 17th with staggered re-openings from May 4th to July 10th ▪ FY21 shows an improvement by 69% over FY20 but declines from FY19 levels by (16%) – Fewer stores – Recovery from COVID is forecasted to occur late 2021 / early 2022 $1,656 (52%)69%$2,406 $1,383 $1,490 $809 $706 $465 $311 $267 $318 Reve n ue by B ra n d

Store Sales Forecast 2020 2021 0% -10% -20% -30% -40% -50% -60% -70% -50% -57% -61% TMW JAB MSP KNG 2020 2021 0% -20% -40% -60% -80% -61% -61% -61% TMW JAB MSP 40 -4%-4%-5% Rental sales ▪ Rental sales are in-line with comp curve for retail with adjustments: o Uptick beginning August to reflect summer wedding being shifted out 2020 and 2021 Annual Comp % Rental Sales -9%-10% -14% -13% -42% Industry Outlook ▪ Our revenue forecast for FY20 and FY21 can be triangulated in between the bullish and bearish outlook of industry experts Actual store performance ▪ July W2: TMW had a negative 54% comp, JAB had a negative 60% comp, MSP had a negative 68% comp and KNG had a negative 36% comp 2020 and 2021 Annual Comp % Retail Sales (% Growth)

E-commerce Sales Forecast Our current trendline is in line to achieve E-commerce revenue of $172MM in FY20 and $247MM in FY21. 80% 50.0% 40.0% 60% 40.0% 30.0% 20.0% 40% 20.0% 20% 0% 10.0% 0.0% June'20 July'20 Oct'20 Jan'21 -20% -40% -10.0% -10.1% -60% -20.0% TMW JAB TMW JAB 40.0% 35.0% 31.6% 30.0% 20.0% 10.0% 0.0% 2019 2020 2021 TMW JAB MSP 41 1) E-commerce penetration is : E-commerce retail sales / Total retail sales 17.4% 9.2% 6.1% 5.3% 11.3% 0 0 E-Commerce Penetration (%) 11.1% 20 20 2021 2020 and 2021 annual comp % over FY19 Current comp trend for 2020 Industry Outlook ▪ While the e-comm retail industry has recovered , uptick in our product categories is expected in the second half of 2020 as people return to work and restrictions ease on social gatherings Actual e-commerce performance ▪ As of June’20, TMW has a negative 11% comp and JAB has a negative 43% comp, in line to achieve FY20 comp rates E-commerce Initiatives ▪ We are undertaking additional efforts on digital marketing spend to ensure that we are in position to capture share in our product category as people re-engage Penetration ▪ Our e-commerce penetration levels are forecasted to increase but continue to remain below industry averages ▪ FY20 penetration is higher due to stores being closed for ~3 months E-Commerce Retail Sales (% Growth)

SG&A SG&A savings in FY21 of ~$129MM are due to variability associated with sales and ~$85MM are due to management driven reduction initiatives. % of Total Sales 36% 48% 34% -36% 1,042,597 +24% Advertising Other FY19 FY20 FY21 42 $ in ‘000 Area FY19 Total Change due to sales Change due to reduction initiatives FY21 Total Reduction Advertising 159,052 26,201 15,928 116,923 42,129 All Other SG&A 883,545 102,311 69,209 712,025 171,521 Total 1,042,597 128,512 85,137 828,948 213,649 SG&A Changes due to Sales vs. Reduction Initiative 159,052 948 883,545 667,578 116,923 712,025 88,248 579,330 828, SG&A FY19 – FY21

Long-Term Projections

Our long-term Business Plan reflects the future growth of the Company driven by a healthier store fleet and cost-structure rationalization efforts.

FINANCIAL PERFORMANCE												
($ in '000s)	FY 2019		FY 2020		FY 2021		FY 2022		FY 2023		FY 2024	
	$	%	$	%	$	%	$	%	$	%	$	%
Clothing sales	$2,339,793	81.2%	$1,159,671	83.8%	$1,955,235	81.2%	$2,012,271	81.4%	$2,089,455	81.6%	$2,173,722	81.9%
Tuxedo rental sales	383,521	13.3%	140,993	10.2%	330,444	13.7%	337,053	13.6%	343,794	13.4%	350,669	13.2%
Alteration sales	139,348	4.8%	61,443	4.4%	107,287	4.5%	109,432	4.4%	111,621	4.4%	113,853	4.3%
Other sales	18,599	0.6%	21,061	1.5%	13,662	0.6%	14,047	0.6%	14,747	0.6%	15,511	0.6%
Total sales	**$2,881,261**	**100.0%**	**$1,383,167**	**100.0%**	**$2,406,628**	**100.0%**	**$2,472,803**	**100.0%**	**$2,559,616**	**100.0%**	**$2,653,756**	**100.0%**
Cost of clothing	992,968	34.5%	590,588	42.7%	926,667	38.5%	951,841	38.5%	995,065	38.9%	1,042,315	39.3%
Occupancy Costs	415,955	14.4%	352,409	25.5%	292,657	12.2%	293,395	11.9%	294,149	11.5%	294,918	11.1%
P&D Costs	94,931	3.3%	55,330	4.0%	85,062	3.5%	86,770	3.5%	88,827	3.5%	91,002	3.4%
Other	191,466	6.6%	97,544	7.1%	152,490	6.3%	155,566	6.3%	158,824	6.2%	162,169	6.1%
Total cost of sales	**1,695,319**	**58.8%**	**1,095,871**	**79.2%**	**1,456,875**	**60.5%**	**1,487,573**	**60.2%**	**1,536,865**	**60.0%**	**1,590,404**	**59.9%**
Total Gross Margin	**$1,185,942**	**41.2%**	**$287,296**	**20.8%**	**$949,753**	**39.5%**	**$985,230**	**39.8%**	**$1,022,751**	**40.0%**	**$1,063,352**	**40.1%**
Advertising	159,052	5.5%	88,248	6.4%	116,923	4.9%	120,239	4.9%	124,841	4.9%	129,865	4.9%
Other	883,545	30.7%	579,330	41.9%	712,025	29.6%	729,085	29.5%	749,282	29.3%	770,654	29.0%
Total SG&A	**1,042,597**	**36.2%**	**667,578**	**48.3%**	**828,948**	**34.4%**	**849,324**	**34.3%**	**874,123**	**34.2%**	**900,519**	**33.9%**
EBIT	**$143,345**	**5.0%**	**($380,282)**	**(27.5%)**	**$120,805**	**5.0%**	**$135,906**	**5.5%**	**$148,628**	**5.8%**	**$162,833**	**6.1%**
Depreciation	96,852	3.4%	88,579	6.4%	77,858	3.2%	77,858	3.1%	77,858	3.0%	77,858	2.9%
EBITDA	**$240,197**	**8.3%**	**($291,702)**	**(21.1%)**	**$198,663**	**8.3%**	**$213,764**	**8.6%**	**$226,485**	**8.8%**	**$240,691**	**9.1%**
Capex	88,502	3.1%	34,761	2.5%	84,232	3.5%	86,548	3.5%	89,587	3.5%	92,881	3.5%
Free Cash Flow	**$151,695**	**5.3%**	**($326,463)**	**(23.6%)**	**$114,431**	**4.8%**	**$127,216**	**5.1%**	**$136,899**	**5.3%**	**$147,809**	**5.6%**

Note: Free Cash Flow (unlevered) = EBITDA – Capex.

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Real Property

ASSET SALES

Completed:	Location	Date	Sq. Footage	Commentary
Distribution Center	Richmond, VA	Apr-20	54,935	Former tuxedo distribution center
Distribution Center	Montreal, QC	May-20	172,969	Consolidation of Canada distribution capacity into Cambridge facility
Retail Store (TMW)	Dallas, TX	May-20	3,600	Owned store in close proximity to another TMW leased store
In-Flight:				
Distribution Center (Renwick)	Houston, TX	Sep-20	146,486	Former Corporate Apparel facility; currently leased to Twin Hill for $51k/month
Distribution Center (Glenmont)	Houston, TX	Sep-20	241,541	Former Corporate Apparel facility (vacant)

OTHER OWNED REAL ESTATE

Description	Location	Sq. Footage	
Distribution Center	Cambridge, ON	214,600	
Distribution Center	Hampstead, MD	382,420	
Distribution Center	Houston, TX	1,576,200	Total sq. footage includes mezzanine (741,800 sq. ft)
Factory	New Bedford, MA	551,046	
Jos. A Bank Store	Creve Coeur, MO	28,168	
K&G Store	Flint, MI	19,583	
K&G Store	Lewisville, TX	18,600	
Office Park	Fremont, CA	116,780	

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